Exhibit 10.2

LOAN PURCHASE AND SALE AGREEMENT

THIS LOAN PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of September 4, 2018 (the “Effective Date”) by and between PFP IV SUB III, LLC, a Delaware limited liability company (“Seller”), and RLH BALTIMORE LOAN ACQUISITION LLC, a Delaware limited liability company (“Buyer”).

RECITALS

A. Seller is the present owner and holder of the loan described in Schedule 1 attached to this Agreement (the “Loan”). The Loan is evidenced, secured and guaranteed pursuant to certain loan documents (the “Loan Documents”) including but not limited to those described in Schedule 2 attached to this Agreement. The Loan Documents include the deeds of trust, mortgages or similar security instruments described in such Schedule 2 (the “Security Instruments”).

B. Seller is the insured under the loan policy of title insurance (the “Title Policy”) insuring the liens of the Security Instruments, as described in Schedule 3 attached to this Agreement.

C. Seller wishes to sell, and Buyer wishes to purchase, all of Seller’s right, title and interest in and to the Loan, the Loan Documents and the Title Policy, without recourse or warranty, except as expressly set forth in this Agreement, pursuant to the terms and conditions described below.

NOW, THEREFORE, based on the above Recitals (which are incorporated into and made part of this Agreement by this reference), and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Purchase Price. Buyer will purchase all of Seller’s right, title and interest in and to the Loan (including but not limited to servicing rights), the Loan Documents and the Title Policy (collectively, the “Assets”) from Seller for the Purchase Price (as defined below) in cash, payable in immediately available funds, on the Closing Date (as defined in Section 3 below). As used in this Agreement, the term “Purchase Price” means: (a) THIRTEEN MILLION SIX HUNDRED THIRTY NINE THOUSAND ONE HUNDRED NINETY FIVE DOLLARS AND SEVENTY NINE CENTS ($13,639,195.79); plus (b) all interest accruing on the Loan at the Default Rate (as defined in the Loan Documents) after September 6, 2018 (the “Calculation Date”) and to and including the Closing Date (if the Closing Date is a different date than the Calculation Date); minus (c) any reductions in the balance of the Loan occurring after the Calculation Date and on or before the Closing Date. For the avoidance of doubt, to the extent Seller is in possession of or otherwise controls any funds of the borrower or any other obligor under the Loan Documents, such funds shall not be set-off or otherwise applied to the balance of the Loan, but shall instead be included as part of the Assets being purchased for the Purchase Price. Any such funds described in the immediately preceding sentence shall be transferred by Seller to Buyer at Closing in accordance with wire transfer instructions as provided by Buyer to Seller.

2. Sale, Delivery and Assignment of Loan Documents; Conditions Precedent. Seller will sell the Assets to Buyer for the Purchase Price on the Closing Date. On or prior to the Closing Date, Seller will deliver to Buyer the following (collectively, “Seller’s Closing Documents”):

(a) An executed original of each of the Loan Documents;

(b) An original Allonge to Note with respect to the promissory note included in the Assets, in the form attached hereto as Exhibit A executed by Seller;

(c) A recordable original Assignment of Deed of Trust in the form attached as Exhibit B to this Agreement, executed by Seller and properly acknowledged;

(d) An original Assignment of Loan Documents, in the form attached as Exhibit C to this Agreement, executed by Seller and properly acknowledged; and

(e) A counterpart of this Agreement, duly executed by Seller.

On the Closing Date, Seller will also notify each of (i) Commonwealth Bank of Australia, as Rate Cap Provider under the Interest Rate Protection Agreement Acknowledgement described on Schedule 2, and (ii) Wells Fargo Bank, as the “Bank” under and as defined in the Clearing Account Control Agreement described on Schedule 2, of the assignment of the Loan from Seller to Buyer.

Notwithstanding any provision to the contrary in this Agreement, the obligation of Buyer to purchase the Assets on the Closing Date is subject to (a) Buyer’s receipt of the Seller’s Closing Documents, and (b) Buyer’s receipt of an endorsement to the Title Policy confirming that Buyer has succeeded to the rights of the insured under the Title Policy; provided, that if Buyer is unable, after its exercise of commercially reasonable efforts, to obtain the endorsement described in the foregoing clause (b), then Buyer shall not be obligated to purchase the Assets, but Buyer shall instead be required to make a payment of ONE MILLION DOLLARS ($1,000,000) to Seller (the “Termination Payment”), and upon Seller’s receipt of the Termination Payment this Agreement shall terminate in full and be of no further force or effect.

3. Closing Date. The closing of this transaction (“Closing”) will occur on the Calculation Date unless otherwise agreed by Seller and Buyer in writing. If Closing does not occur by such date, either party may terminate this Agreement by written notice to the other party unless the notifying party is then in default of its obligation to proceed to Closing. The date on which Closing actually occurs is referred to in this Agreement as the “Closing Date.”

4. Closing. Closing will be deemed to have occurred when Buyer has paid the entire Purchase Price to Seller and Seller has delivered Seller’s Closing Documents to Buyer as provided in this Agreement. Buyer will pay all closing costs, including, without limitation, title insurance premiums and any costs of recording. Closing will be conducted in an escrow with the Title Company. Each of Buyer and Seller will be entitled to give escrow instructions for the Closing consistent with this Agreement to the Title Company. Buyer will pay the Title Company’s charges for acting as escrow agent for the Closing.

5. Representations and Warranties. The sale and purchase described in this Agreement is made without representation, warranty, recourse or guaranty of any kind, express or implied, except that Seller represents and warrants to Buyer only as follows:

(a) Seller is the owner and holder of the Loan and the Loan Documents, has not made any prior assignment or transfer of the Loan or the Loan Documents or any interest therein except pursuant to the Loan Documents set forth on Schedule 2, and has full power and authority to execute, deliver and perform its obligations under this Agreement and Seller’s Closing Documents;

(b) Seller has not agreed to any modification or termination of any of the Loan or the Loan Documents that has not been disclosed to Buyer or its affiliates in writing; and

(c) Seller’s books of account for the Loan reflect an outstanding principal balance of the Loan as shown on Schedule 4 attached to this Agreement. Seller has not received notice that any borrower or other party to any of the Loan Documents claims any defense to such party’s obligations under any of the Loan Documents.

Buyer certifies that Buyer has or will make its own independent investigation of the status of the Loan Documents, the creditworthiness of the borrower and guarantor of the Loan, the condition and value of the property encumbered by the Security Instrument (the “Property”) and the other collateral for the Loan (if any), and all other facts and circumstances that Buyer deems necessary and relevant to its decision to purchase the Assets. Buyer has reviewed Seller’s files with respect to the Assets to Buyer’s satisfaction.

BUYER SPECIFICALLY ACKNOWLEDGES THAT SELLER MAKES ABSOLUTELY NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER EXCEPT AS EXPRESSLY AND SPECIFICALLY SET FORTH ABOVE IN THIS SECTION 5. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES AND AGREES THAT SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER ABOUT ANY OF THE FOLLOWING MATTERS: GENUINENESS OF SIGNATURES; ENFORCEABILITY OF THE LOAN DOCUMENTS; CREATION, PRIORITY OR PERFECTION OF ANY LIEN OR SECURITY INTEREST REFLECTED IN THE LOAN DOCUMENTS; CREDITWORTHINESS OF THE OBLIGORS OF THE LOAN; EXISTENCE, STATUS OR VALUE OF ANY SECURITY FOR THE LOAN; COLLECTIBILITY OF ANY PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT; WHETHER THE MAKER OF ANY PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT MIGHT HAVE OR ASSERT ANY COUNTERCLAIMS, SET-OFF RIGHTS OR DEFENSES TO PAYMENT; ACCURACY OF SELLER’S BOOKS AND RECORDS REGARDING THE LOAN; PHYSICAL OR ENVIRONMENTAL CONDITION OR CONTAMINATION OF THE PROPERTY; OR COMPLIANCE OF THE PROPERTY OR ANY OTHER COLLATERAL FOR THE LOAN (IF ANY) WITH ANY LEGAL REQUIREMENTS.

The provisions of this Section 5 will survive the Closing and will supersede any contrary provision contained in any documents including, but not limited to, Seller’s Closing Documents. Notwithstanding the foregoing provisions, the above provisions will not supersede the representations and warranties of Seller expressly set forth in this Section 5; provided, however, Seller shall have no liability for any breach by Seller under this Agreement, or any other liability to Buyer or its successors or assigns resulting from, connected with or arising out of any breach unless written notice and demand describing, with specificity, such breach has been given by Buyer to Seller prior to the date which is three (3) years after the Closing Date.

6. Taxes, Fees, Etc. Buyer will pay all transfer, filing and recording fees, taxes, costs and expenses, and all applicable mortgage recording taxes, documentary stamp taxes and similar taxes, if any, required to be paid by either Seller or Buyer in connection with the transactions contemplated by this Agreement, and will indemnify, defend and hold Seller harmless for, from and against any and all claims, liability, costs and expenses arising out of or in connection with the failure of Buyer to pay any such amounts on a timely basis.

7. Payments Subsequent to Closing Date. From time to time after the Closing Date, Seller will pay to Buyer, promptly after (and in no event more than three days after) receipt thereof, any and all payments on the Loan received by Seller on or after the Closing Date and not already so paid to Buyer, but only after all payments due and payable to Seller from Buyer under this Agreement have been paid to Seller.

8. Insurance. At the request and sole cost and expense of Buyer, Seller will cooperate with Buyer in executing written requests to each hazard, casualty and liability insurer, and to the writing agent for each flood hazard insurer, issuing a policy of insurance obtained by a borrower with respect to the Loan, requesting an endorsement of its policy of insurance effective on the Closing Date adding Buyer as the mortgagee, the loss payee and/or an insured named therein, as the case may be, together with instructions that such endorsement be forwarded directly to Buyer, with a copy to Seller at the addresses specified for notices under this Agreement. Each such request will be prepared by Buyer at its sole cost and expense, and any additional premium or other charge in connection therewith will be paid by Buyer. Seller shall not be responsible for any loss on or after the Closing Date either to a borrower on the Loan, to Buyer or to the value or collectability of the Loan due to cancellation of any insurance, or any insurer’s failure to identify Buyer as loss payee, mortgagee or other insured.

9. IRS Reporting. Each party to this Agreement will submit all Internal Revenue Service (“IRS”) forms and comply with all IRS reporting obligations for the Loan for the period during which it owns the Loan.

10. Brokers.

(a) Seller represents and warrants to Buyer that Seller has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payments in connection with the sale of the Loan pursuant to this Agreement.

(b) Buyer represents and warrants to Seller that Buyer has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payments in connection with the sale of the Loan.

(c) Each party to this Agreement (as applicable, the “Indemnifying Party”) will indemnify, defend and hold the other party harmless for, from and against any and all claims, liability, costs and expenses arising from the untruth of the representations made by the Indemnifying Party in this Section 10 or the failure of the Indemnifying Party to pay any brokerage or finders’ fees or agents’ commissions or other similar payments in connection with the sale of the Loan pursuant to this Agreement to the extent incurred by the Indemnifying Party.

11. Indemnity. BUYER WILL INDEMNIFY, DEFEND AND HOLD SELLER AND ITS AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS (EACH, AN “INDEMNITEE”) HARMLESS FOR, FROM AND AGAINST ALL COSTS, EXPENSES, LIABILITIES AND DAMAGES OF ANY KIND OR NATURE WHATSOEVER (COLLECTIVELY, THE “CLAIMS”) INCURRED BY THEM (INCLUDING ANY REASONABLE AND DOCUMENTED ATTORNEYS’ FEES INCURRED DEFENDING ANY CLAIM), THAT ARE CAUSED, OR ALLEGED BY THE CLAIMANT TO HAVE BEEN CAUSED BY, ANY ACTIONS OR OMISSIONS OF BUYER OR ITS AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, SUCCESSORS OR ASSIGNS, OR THAT OTHERWISE ARISE AS A RESULT OF (A) SELLER’S NEGOTIATION OF, ENTRY INTO OR PERFORMANCE OF ITS OBLIGATIONS UNDER AND IN ACCORDANCE WITH, THIS AGREEMENT, AND (B) THE LOAN OR THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT BUYER SHALL HAVE NO LIABILITY TO ANY INDEMNITEE UNDER THIS SECTION 11 WITH RESPECT TO ANY CLAIM, TO THE EXTENT THAT (I) SUCH CLAIM HAS BEEN DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT OR ORDER TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF AN INDEMNITEE, OR (II) SUCH CLAIM ARISES OUT OF A DISPUTE SOLELY AMONG INDEMNITEES, NOT RELATING TO ANY ACT OR OMISSION ON THE PART OF BUYER.

12. Authorization to File; Further Assurances. Seller authorizes Buyer and its designees, upon and at any time after the Closing, to file and/or record UCC-3 financing statement amendments and any other documents, instruments, or writings in any jurisdictions or offices as may be necessary or desirable to effectuate the assignment from Seller to Buyer of all liens and security interests granted by the borrower or any other obligor to Seller under the Loan Documents. In addition, after the Closing and upon Buyer’s request, Seller shall promptly, at Borrower’s expense, execute and deliver such documents, instruments and other writings, and take such other actions, as Buyer may reasonably deem necessary or desirable in order to effect or evidence (a) the purchase by Buyer of, and the sale by Seller of, the Loan and the Loan Documents and (b) the assignment to Buyer of all liens and security interests granted in favor of the Seller under the Security Instruments.

13. Remedies upon Default. If either Buyer or Seller fails to perform any of its obligations under this Agreement, the other party, in its sole discretion, may elect either to seek specific performance or recovery of damages or, if Closing has not occurred, may terminate this Agreement by written notice to the other party.

14. Time. Time is of the essence of this Agreement and of each and every term and condition of this Agreement.

15. Entire Agreement; Modifications. This Agreement constitutes the final expression of the entire agreement of the parties with respect to the subject matter of this Agreement, and the provisions of this Agreement may only be modified by the written agreement of Seller and Buyer. This Agreement supersedes all prior agreements, oral or written, by the parties with respect to the subject matter of this Agreement. Neither party is relying on any oral, written or implied representation or warranty not expressly set forth in this Agreement.

16. Applicable Law. This Agreement will be construed in accordance with the internal laws of the State of New York, without giving effect to any rules or principles thereof relating to choice of law or conflict of laws that may cause the laws of another jurisdiction to apply.

17. Captions and Headings. The captions and headings contained in this Agreement are for convenience of reference only, and will not be deemed to modify, expand or limit the provisions of this Agreement.

18. Counterparts; Electronically Transmitted Signatures. This Agreement may be executed by the parties in multiple counterparts, each of which will be considered an original and all of which, together, will be considered one document. Transmission of a signed copy of this Agreement by one party (or its counsel) to the other party (or its counsel) by fax, e-mail or similar electronic means will have the same force and effect as delivery of the original, manually-signed counterpart so transmitted.

19. Legal Expenses. If either party to this Agreement brings suit or becomes involved in any other legal proceeding to enforce its rights under this Agreement, or to recover damages for the breach thereof, the prevailing party will be entitled to recover from the other party all its costs and expenses, including but not limited to reasonable and documented fees and disbursements of attorneys, incurred in connection with such suit or other proceeding, including but not limited to such costs and expenses incurred in trial and appellate court proceedings, post-judgment collection proceedings and bankruptcy and other insolvency proceedings.

20. Notices. All notices and other communications required or permitted by this Agreement must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally-recognized overnight courier service (costs prepaid), (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, or (c) received or rejected by the addressee if sent by certified mail with return receipt requested, in each case to the following addresses, fax numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, fax number, e-mail address or person as a party may designate for itself by notice to the other party):

Seller:	PFP IV SUB III, LLC c/o Prime Finance Partners 233 North Michigan, Suite 1915 Chicago, IL 60601 Attention: Steve Gerstung Facsimile No. (312) 276-9649 Email. sgerstung@primefinance.com

Buyer:	RLH BALTIMORE ACQUISITION LLC c/o RED LION HOTELS CORPORATION 201 w. North River Drive, Suite 100 Spokane, WA 99201 Attention: Tom McKeirnan Tom.McKeirnan@rlhco.com

21. Jurisdiction and Venue. Any legal proceeding arising out of or relating to this Agreement may be brought only in any federal or state court in New York County, New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of such proceeding shall be heard and determined only in any such court and agrees not to bring any proceeding arising out of or relating to this Agreement in any other court. The parties irrevocably waive any objections to venue or to convenience of forum in such courts.

[Remainder of page intentionally left blank.]

DATED as of the date first set forth above.

SELLER:	PFP IV SUB III, LLC,
a Delaware limited liability company

	By:	/s/ Jon W. Brayshaw
	Name:	Jon W. Brayshaw
	Title:	Secretary and Treasurer

BUYER:	RLH BALTIMORE ACQUISITION LLC,
a Delaware limited liability company

	By:	/s/ Thomas L. McKeirnan
	Name:	Thomas L. McKeirnan
	Title:	Executive Vice President

SCHEDULE 1

LOAN DESCRIPTION

•

Loan in the outstanding principal amount of $13,268,000.00 made by PFP HOLDING COMPANY IV, LLC, as predecessor-in-interest to the Seller, to RL BALTIMORE LLC, a Delaware limited liability company, on or about April 23, 2015 (the “Loan”)

SCHEDULE 1 – PAGE 1 OF 1

SCHEDULE 2

LOAN DOCUMENTS

LOAN DOCUMENTS FOR THE LOAN DESCRIBED ON SCHEDULE 1

(each dated as of April 23, 2015, except as otherwise noted):

1.	Loan Agreement, executed by PFP Holding Company IV, LLC, a Delaware limited liability company (“Original Lender”) and RL BALTIMORE LLC, a Delaware limited liability company (“RLB”)

2.	Promissory Note, in original principal amount of up to $13,300,000, made by RLB to Original Lender.

a.	Allonge to the order of PFP IV SUB I, LLC, a Delaware limited liability company (“Sub I”).

b.	Allonge dated August, 2015 to the order of PFP 2015-2, LTD., an exempted company incorporated under the laws of the Cayman Islands with limited liability (“PFP 2015-2”).

c.	Allonge dated April 16, 2018 to the order of Original Lender.

d.	Allonge dated April 16, 2018 to the order of Seller.

3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, made by RLB, as Trustor, to Patrick C. McKeever, Esq., as Trustee, for the benefit of Original Lender.

4.	Guaranty of Recourse Obligations, made by RED LION HOTELS CORPORATION, a Washington corporation, in favor of Original Lender.

5.	Consent and Subordination of Manager, made by RED LION HOTELS MANAGEMENT, INC., a Washington corporation, to Original lender, and agreed and consented to by RLB.

6.	UCC-1 financing statement filed on June 30, 2015 with the Delaware Secretary of State under filing no. 20152824984.

7.	Interest Rate Protection Agreement Acknowledgment, made by Commonwealth Bank of Australia, as Rate Cap Provider, and consented to by RLB.

8.	Interest Rate Cap Assignment and Security Agreement, between RLB and Original Lender.

9.	Certificate re “Recycled” Special Purpose Bankruptcy Remote Entity, made by RLB.

SCHEDULE 2 – PAGE 1 OF 3

10.	Refinance Affidavit, made by RLB.

11.	Escrow Instruction Letter, made by Andrew S. Ryerson to Jill Anderson Blanco at North American National Title Solutions and acknowledged by RLB.

12.	Post-Closing Letter, made by RLB to Original Lender.

13.	Assignment of Leases and Rents made by RLB to Original Lender.

14.	Clearing Account Control Agreement, made by RLB, Original Lender and Wells Fargo Bank, National Association.

15.	Assignment of Agreements, Licenses, Permits and Contracts made by RLB in favor of Original Lender.

16.	Collateral Assignment by RLB to Original Lender.

17.	UCC-1 financing statement recorded with the Baltimore City Circuit Court (Land Records), LIBER 17119, Page 333.

18.	Assignment and Assumption Agreement between Original Lender and Sub I.

19.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Original Lender to Sub I.

20.	Assignment of Assignment of Leases and Rents by Original Lender to Sub I

21.	General Assignment dated August, 2015 by Sub I to PFP 2015-2.

22.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing effective as of August 3, 2015, by Sub I to PFP 2015-2.

23.	Assignment of Assignment of Leases and Rents effective as of August 3, 2015 by Sub I to PFP 2015-2.

24.	General Assignment and Assumption Agreement dated as of April 16, 2018, between PFP 2015-2 and Original Lender.

25.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 16, 2018, by PFP 2015-2 to Original Lender.

26.	Assignment of Assignment of Leases and Rents, dated as of April 16, 2018, by PFP 2015-2 to Original Lender.

27.	Assignment and Assumption Agreement dated as of April 16, 2018, between Original Lender and Seller.

28.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 16, 2018, by Original Lender to Seller.

SCHEDULE 2 – PAGE 2 OF 3

29.	Assignment of Assignment of Leases and Rents, dated as of April 16, 2018, by Original Lender to Seller.

30.	UCC-3 Amendment filed with the Delaware Secretary of State under filing no. 20156060858.

31.	UCC-3 Amendment recorded with Baltimore City Circuit Court (Land Records) under Liber 17119, Page 340.

32.	UCC-3 Amendment filed with the Delaware Secretary of State under filing no. 20160514016.

33.	UCC-3 Amendment recorded with Baltimore City Circuit Court (Land Records) under Liber 17403, Page 294.

34.	UCC-3 Amendment filed with the Delaware Secretary of State under filing no. 20182572457.

35.	UCC-3 Amendment recorded with Baltimore City Circuit Court (Land Records) under Book 20093, Page 478.

36.	UCC-3 Amendment filed with the Delaware Secretary of State under filing no. 20182665715.

37.	UCC-3 Amendment recorded with Baltimore City Circuit Court (Land Records) under Book 20093, Page 494.

SCHEDULE 2 – PAGE 3 OF 3

SCHEDULE 3

TITLE POLICY

Title insurance policy no. 5011300-1582908e issued by First American Title Insurance Company

SCHEDULE 3 – PAGE 1 OF 1

SCHEDULE 4

PRINCIPAL BALANCE OF THE LOAN

as of September 6, 2018

$13,268,000.00

SCHEDULE 4 – PAGE 1 OF 1

EXHIBIT A

TO LOAN PURCHASE AND SALE AGREEMENT

ALLONGE

This is an allonge affixed to a Promissory Note dated April 23, 2015, in the original principal amount of up to $13,300,000.00 in which the maker is RL BALTIMORE LLC, a Delaware limited liability company, and the payee is PFP IV SUB III, LLC, a Delaware limited liability company (as successor-in-interest to the original payee, PFP HOLDING COMPANY IV, LLC, a Delaware limited liability company).

Pay the attached Promissory Note, in the original principal amount of up to $13,300,000 to the order of                                         , without recourse and without representation or warranty of any kind or nature whatsoever, express or implied, except as otherwise specifically provided in that certain Loan Purchase and Sale Agreement dated September [4], 2018 between the undersigned and RLH BALTIMORE ACQUISITION LLC, a Delaware limited liability company.

DATED this          day of                , 20 ___.

PFP IV SUB III, LLC,
a Delaware limited liability company

By:

Name:

Title:

EXHIBIT B

EXHIBIT B

FORM OF ASSIGNMENT OF DEED OF TRUST

RECORDING REQUESTED BY AND

WHEN RECORDED, RETURN TO:

                                                                 Attn:

ASSIGNMENT OF DEED OF TRUST AND ASSIGNMENT OF LEASES AND RENTS

FOR VALUE RECEIVED, the undersigned                                      (“Assignor”), hereby grants, assigns, transfers and sets over to            , a              (“Assignee”), all beneficial interest of Assignor under the following, each of which encumbers certain real property more particularly described therein, and on Exhibit A attached hereto (the “Property”):

1.

That certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of April 23, 2015 and recorded on                  as Instrument No.                              in the official property records of                     ,                 , as modified by each of the following:

a.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 23, 2015 and recorded on as Instrument No. in the official property records of , ;

b.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of August 3, 2015 and recorded on as Instrument No. in the official property records of , ;

c.

Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 16, 2018 and recorded on                  as Instrument No.                          in the official property records of                         ,                 ; and

EXHIBIT B

d.	Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 16, 2018 and recorded on as Instrument No. in the official property records of , .

2.	That certain Assignment of Leases and Rents, dated as of April 23, 2015 and recorded on as Instrument No. in the official property records of , , as modified by each of the following:

a.	Assignment of Assignment of Leases and Rents dated as of April 23, 2015 and recorded on as Instrument No. in the official property records of , ;

b.	Assignment of Assignment of Leases and Rents dated as of August 3, 2015 and recorded on as Instrument No. in the official property records of , ;

c.	Assignment of Assignment of Leases and Rents dated as of April 16, 2018 and recorded on as Instrument No. in the official property records of , ; and

d.	Assignment of Assignment of Leases and Rents dated as of April 16, 2018 and recorded on as Instrument No. in the official property records of , .

This assignment is made by Assignor WITHOUT REPRESENTATION, WARRANTY OR RECOURSE OF ANY NATURE WHATSOEVER, WHETHER EXPRESS OR IMPLIED, except and only to the extent otherwise provided in that certain Loan Purchase and Sale Agreement dated September [4], 2018 among Assignor and Assignee.

EXHIBIT B

ASSIGNOR:

PFP IV SUB III LLC

By:

Name:

Title:

STATE OF                      )

                                          ) SS.

COUNTY OF                  )

On                                                      , before me,                                                                      , a Notary Public in and for said state, personally appeared                                                                      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

My commission expires:

EXHIBIT B

EXHIBIT A

Property

EXHIBIT B

EXHIBIT C

FORM OF ABSOLUTE ASSIGNMENT AND ASSUMPTION OF LOAN DOCUMENTS

ABSOLUTE ASSIGNMENT AND ASSUMPTION

OF LOAN DOCUMENTS

This ABSOLUTE ASSIGNMENT AND ASSUMPTION OF LOAN DOCUMENTS (this “Assignment”) is made as of                             , 201     (the “Effective Date”) between PFP IV SUB III LLC (together with its successors and assigns hereunder, the “Assignor”), and                             , a                             , as buyer (in such capacity, together with its successors and permitted assigns hereunder, the “Assignee”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Assignment, intending to be legally bound, hereby agree as follows:

1. FOR VALUE RECEIVED, Assignor hereby absolutely and irrevocably endorses, negotiates, sells, assigns, conveys, and transfers to Assignee all of Assignor’s right, title, and interest, including, without limitation, all rights, remedies and causes of action of Seller in, to and with respect to, that certain promissory note dated as of April 23, 2015 (the “Execution Date”), executed by RL Baltimore LLC (the “Borrower”) and payable to Assignor, or order, in the principal amount of up to Thirteen Million Three Hundred Dollars ($13,300,000.00) (“Note”; and evidencing a certain mortgage loan, the “Loan”), together with all right, title and interest of Assignor in, to and under that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, securing the Note dated as of the Execution Date, and executed by the Borrower, as grantor, to Patrick C. McKeever, Esq., as trustee for the benefit of Assignor, as beneficiary, which Deed of Trust was recorded on                              in the Office of                              as                              (the “Security Instrument”), with respect to the real property described on Exhibit 1 attached hereto and incorporated herein by this reference (the “Property”), together with all other documents which relate to the Loan evidenced by the Note and secured by the Security Instrument, together with all modifications and amendments thereto (collectively, the “Loan Documents”).

2. This Assignment is made by Assignor WITHOUT REPRESENTATION, WARRANTY OR RECOURSE OF ANY NATURE WHATSOEVER, WHETHER EXPRESS OR IMPLIED, except and only to the extent otherwise provided in that certain Loan Purchase and Sale Agreement dated September [4], 2018 among Assignor and Assignee (the “Loan Sale Agreement”).

3. Assignee hereby agrees to and accepts the assignment described in Paragraph 1 above. In addition, Assignee hereby expressly assumes and agrees to keep, perform, and fulfill all of the terms, covenants, obligations, and conditions required to be kept, performed, and fulfilled by Assignor under, and/or with respect to, the Loan Documents, on and after the Effective Date.

EXHIBIT B

4. Without limiting the generality of Paragraph 3 above, Assignee also hereby acknowledges and agrees that on and after the Effective Date, it shall be solely responsible for servicing the Loan and compliance with any laws, rules, or regulations governing the ownership, servicing, and/or administration of the Loan.

5. The provisions of this Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns. This Assignment shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within the State of New York. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, together, shall be deemed one agreement.

6. Pursuant to Uniform Commercial Code Section 9-514 and other applicable law, Assignor hereby authorizes Assignee to file an amendment to each financing statement, deed of trust or other security instrument made in favor of Assignor by the Borrower or any other obligor under or in connection with the Loan Documents, in order to reflect the assignment made herein.

[Remainder of Page Intentionally Left Blank]

EXHIBIT B

IN WITNESS WHEREOF, Assignor and Assignee have executed this Absolute Assignment and Assumption of Loan Documents as of the Effective Date.

ASSIGNOR:	PFP IV SUB III, LLC, a Delaware limited liability company

By:
Name:
Title:

STATE OF )
)§
COUNTY OF )

On                             , 201     before me, the undersigned officer, a Notary Public in and for said State, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be a                              of                              , a                             , and that he/she as such                              being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as                              and did acknowledge the foregoing instrument to be the act and deed of said association.

WITNESS my hand and official seal.

Notary Public My commission Expires:

EXHIBIT B

ASSIGNEE:	RLH BALTIMORE ACQUISITION LLC, a Delaware limited liability company

By:
Name:
Title:

STATE OF )
)§
COUNTY OF )

On                             , 201     before me, the undersigned officer, a Notary Public in and for said State, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be a                              of                              , a                             , and that he/she as such                              being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as                              and did acknowledge the foregoing instrument to be the act and deed of said association.

WITNESS my hand and official seal.

Notary Public My commission Expires:

EXHIBIT B